Exhibit 10.14
LIMITED WAIVER UNDER AND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
This LIMITED WAIVER UNDER AND AMENDMENT TO CREDIT AND GUARANTY
AGREEMENT, dated as of August 8, 2024 (this “Amendment and Waiver”), is entered into by and among LIFECORE BIOMEDICAL, INC., a Delaware corporation (“Lifecore”), CURATION FOODS, INC., a Delaware corporation (“Curation”), LIFECORE BIOMEDICAL OPERATING COMPANY, INC., a Delaware corporation (collectively with Lifecore and Curation, the “Borrowers” and each a “Borrower”), each Guarantor party hereto, ALCON RESEARCH, LLC, as Administrative Agent and Collateral Agent (in such capacities, together with its successors and assigns in such capacities, the “Administrative Agent”), and the Lenders party hereto.
RECITALS:
WHEREAS, reference is hereby made to that certain Credit and Guaranty Agreement, dated as of May 22, 2023 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as further amended by this Amendment and Waiver, the “Credit Agreement”; capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended herein), by and among the Borrowers, the other Credit Parties party thereto from time to time, the Lenders party thereto from time to time, the Administrative Agent, and the other parties party thereto from time to time;
WHEREAS, the Credit Party Representative has informed the Administrative Agent that the Events of Default identified on Exhibit A hereto have occurred and are continuing (collectively, the “Specified Events”); and
WHEREAS, the Credit Parties have requested that the Administrative Agent and the Lenders waive the Specified Events and make certain amendments to the Existing Credit Agreement, and the Administrative Agent and the Lenders have agreed to do so, but solely on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:
1.Acknowledgements.
(a)Acknowledgement of Obligations. The Credit Parties hereby acknowledge, confirm and agree that all Loans under the Credit Agreement, together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by Borrowers to Administrative Agent or any Lender, are unconditionally owing by Borrowers to Administrative Agent or such Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever.
(b)Acknowledgement of Credit Documents. The Credit Parties hereby acknowledge, confirm and agree that Administrative Agent has and shall continue to have a valid, enforceable and perfected first priority lien upon and security interest in the Collateral heretofore granted to Administrative Agent pursuant to the Credit Documents or otherwise granted to or held by Administrative Agent.
(c)Acknowledgment of Defaults. The Credit Parties hereby acknowledge and agree that the each of Specified Events have occurred and are continuing, constitutes an Event of Default, and entitles Administrative Agent and each Lender to exercise its rights and remedies under the Credit Documents, applicable law or otherwise, including, without limitation, by exercising the right to declare the Obligations to be immediately due and payable under the terms of the Credit Documents. The Credit Parties represent and warrant that as of the date hereof, no other Events of Default exist other than the Specified Events.
2.Limited Waiver of Specified Events.
(a)Subject to satisfaction of the conditions precedent set forth in Section 5 below, the Administrative Agent and the Lenders party hereto (constituting Requisite Lenders) hereby waive, as of the date hereof, the Specified Events (collectively, the “Limited Waiver”).
(b)Except as expressly set forth herein, the Limited Waiver shall not be deemed to constitute a consent to, or waiver or approval of, any other act, any other omission or any other failure by the Credit Parties to comply with the terms and provisions of the Existing Credit Agreement or any of the other Credit Documents.
(c)The Limited Waiver is a limited, one time waiver and, except as expressly set forth herein, shall not be deemed to: (i) constitute a waiver of any Default, Event of Default or any other breach by the Credit Parties of, or non-compliance by the Credit Parties with, the Existing Credit Agreement or any of the other Credit Documents, whether now existing or hereafter arising, (ii) constitute a waiver of any right or remedy of any Secured Party under the Existing Credit Agreement or any other Credit Documents which does not arise as a result of the Specified Events (in each case prior to giving effect to this Limited Waiver) or (iii) establish a custom or course of dealing or conduct between any Secured Party, on the one hand, and the Credit Parties, on the other hand.
(d)Each Secured Party expressly reserves the right to exercise all rights and remedies under the Existing Credit Agreement and all other Credit Documents and under applicable law with respect to the occurrence of any Event of Default other than the Specified Events.
3.Amendments. Subject to the terms and conditions set forth herein, including satisfaction of each condition set forth in Section 5 below, and in reliance on the representations, warranties, covenants and agreements of the Credit Parties set forth herein, as of the date hereof, the Existing Credit Agreement is hereby amended as follows as of the date hereof:
(a)Section 5.1 of the Existing Credit Agreement is hereby amended by inserting a new clause (r) therein as follows:
(r) As soon as available, but no later than July 15th of each calendar year (or such later date as the Administrative Agent may reasonably agree), an appraisal performed by a reputable valuation firm selected by Lifecore to perform its annual goodwill impairment valuation, in respect of the enterprise value of the Credit Parties, taken as a whole, in substantially comparable form and substance to that certain “Lifecore Biomedical Final Valuation Report, dated August 1, 2024” (each, a “Valuation Report”); provided, that if in any Fiscal Year an event occurs that requires material changes to the form or substance of the Valuation Report most recently delivered, the Credit Parties shall only be required to use commercially reasonable efforts to deliver such updated Valuation Report as promptly as practicable and in any event not later than August 31st of such Fiscal Year.
4.Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment and Waiver, each Credit Party represents and warrants that:

(a)as of the date hereof, the representations and warranties of the Credit Parties contained in Section 4 of the Credit Agreement or any other Credit Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;
(b)as of the date hereof, no Default has occurred and is continuing under the Existing Credit Agreement or any other Credit Document or would result from the execution and delivery of this Amendment and Waiver (other than the Specified Events);
(c)the execution and delivery of this Amendment and Waiver and the performance by each Credit Party of this Amendment and Waiver and the Credit Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of the Organizational Documents of any such Person; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (A) any Contractual Obligation to which such Person is a party (other than the creation of Liens in favor of the Administrative Agent pursuant to any Credit Document and the creation of Liens pursuant to the ABL Credit Documents) or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any law applicable to such Person;
(d)no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (i) the execution and delivery of this Amendment and Waiver or the performance by, or enforcement against, any Credit Party of this Amendment and Waiver of the Credit Agreement, or (ii) the exercise by the Administrative Agent or any Lender of its rights under this Amendment and Waiver or the Credit Agreement or the remedies in respect of the Collateral pursuant to the Credit Documents;
(e)this Amendment and Waiver has been duly executed and delivered by each Credit Party that is party hereto; and
(f)this Amendment and Waiver and the Credit Agreement constitute legal, valid and binding obligations of such Credit Party, enforceable against each Credit Party in accordance with its terms, except (a) as rights to indemnification hereunder may be limited by applicable Law and (b) as the enforcement hereof may be limited by any applicable Debtor Relief Laws or by general equitable principles.
5.Conditions to Effectiveness. The effectiveness of this Amendment and Waiver is subject to the following conditions:
(a)Delivery of Documents. On or before the date hereof, the Administrative Agent shall have received sufficient copies of (i) this Amendment and Waiver, (ii) a waiver under and amendment to the ABL Credit Agreement in form and substance satisfactory to the Administrative Agent, (iii) a closing certificate signed by the an Authorized Officer of Credit Party Representative dated as of the date hereof, stating that (A) all representations and warranties set forth in this Amendment and Waiver and the other Credit Documents are true and correct on and as of such date (other than representations and warranties relating to a specific earlier date and in such case such representations and warranties are true and correct in all material respects as of such earlier date) and (B) on such date no Default or Event of Default has occurred or is continuing immediately after giving effect to the execution and delivery of this Amendment and Waiver and the consummation of the transactions contemplated hereby, and (iv) any other documents or agreements reasonably requested by the Administrative Agent in connection herewith, in each case, duly executed and delivered by each applicable Credit Party and each other Person party thereto.
(b)Accuracy of Representations and Warranties. Other than in respect of the Specified Defaults, all of the representations and warranties of the Credit Parties contained in Section 4 of the Credit Agreement or any other Credit Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.
(c)Expenses. The Credit Parties shall have paid, to the extent invoiced on or before the date hereof, to the Administrative Agent (or its advisors) all reasonable and documented costs and expenses of the Administrative Agent in connection with preparation, execution and delivery of this Amendment and Waiver and all other related documents together with any other amounts, if any, in any case required to be paid under Section 10.2 of the Credit Agreement and unpaid on the date hereof, including, without limitation, legal fees and expenses due and owing to Norton Rose Fulbright US LLP, counsel to the Administrative Agent.
6.Ratification; Reference to and Effect Upon the Existing Credit Agreement; No Impairment.
(a)Each Credit Party party hereto hereby consents to this Amendment and Waiver and each of the transactions referenced herein, and hereby reaffirms its obligations under the Credit Agreement and each other Credit Document to which it is a party, as applicable, including, without limitation, the Credit Parties’ obligations under Section 5.1(d) of the Credit Agreement to, concurrently with the delivery of financial statements under Section 5.1(b) or 5.1(c) of the Credit Agreement, deliver to the Administrative Agent, a Compliance Certificate executed by the chief financial officer of the Credit Party Representative which calculates the financial covenant set forth in Section 6.8 of the Credit Agreement (and certifies compliance therewith).

(b)Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or instruments securing the same. Except as specifically amended above, the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment and Waiver shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Existing Credit Agreement or any other Credit Document, nor constitute a waiver of any provision of the Existing Credit Agreement or any other Credit Document. Upon the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement.

(d)Each Credit Party acknowledges that its Obligations and other liabilities and obligations under the Credit Agreement and the other Credit Documents are not impaired in any respect by this Agreement.

7.Release; Indemnification.
(a)In further consideration of the execution of this Amendment and Waiver by the Administrative Agent and the Lenders, each Credit Party, individually and on behalf of its successors (including any trustees acting on behalf of such Credit Party and any debtor in possession with respect to such Credit Party), assigns, Subsidiaries and Affiliates (collectively, the “Releasors”), hereby forever releases the Administrative Agent and each Lender and their respective successors, assigns, parents, Subsidiaries, Affiliates, officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, whether known or unknown, whether matured or unmatured, whether fixed or contingent that such Releasor has, had or may have against the Releasees, or any of them, which arise from or relate to any actions which the Releasees, or any of them, have or may have taken or omitted to take in connection with the Credit Agreement or the other Credit Documents prior to the date hereof, including with respect to the Obligations, any Collateral, the Credit Agreement, any other Credit Document and any third party liable in whole or in part for the Obligations. This provision shall survive and continue in full force and effect whether or not each Credit Party shall satisfy all other provisions of this Amendment and Waiver or the other Credit Documents, including payment in full of all Obligations. Each Releasor understands, acknowledges and agrees that the foregoing release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(b)Each Credit Party hereby acknowledges and agrees that such Credit Party’s obligations under this Amendment and Waiver shall include an obligation to indemnify and hold the Releasees harmless with respect to any indemnified liabilities in any manner relating to or arising out of the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment and Waiver to the extent required by Section 10.3 of the Credit Agreement.
8.Relationship of Parties. The relationship of the Administrative Agent and the Lenders, on the one hand, and the Credit Parties, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Amendment and Waiver, any instrument, document or agreement delivered in connection herewith, the Credit Agreement or any of the other Credit Documents shall be deemed or construed to create a fiduciary relationship between or among the parties hereto or thereto.
9.GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
10.Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
11.Counterparts; Electronic Execution. This Amendment and Waiver may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Receipt of an executed signature page to this Amendment and Waiver by facsimile or other electronic transmission shall constitute effective delivery thereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment and Waiver shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
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IN WITNESS WHEREOF, the patties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
LIFECORE BIOMEDICAL, INC. (f/k/a Landec
Corporation)

By: /s/ John Morberg
Name: John Morberg
Title: Chief Financial Officer

CURATION FOODS, INC.

By: /s/ John Morberg
Name: John Morberg
Title: Chief Financial Officer

LIFECORE BIOMEDICAL OPERATING
COMPANY, INC. (f/k/a Lifecore Biomedical, Inc.)

By: /s/ John Morberg
Name: John Morberg
Title: Chief Financial Officer

GREENLINE LOGISTICS, INC.

By: /s/ John Morberg
Name: John Morberg
Title: Chief Financial Officer

LIFECORE BIOMEDICAL, LLC

By: /s/ John Morberg
Name: John Morberg
Title: Chief Financial Officer

CAMDEN FRUIT CORP.

By: /s/ John Morberg
Name: John Morberg
Title: Chief Financial Officer

Signature Page to Limited Waiver under and Amendment to Credit and Guaranty Agreement

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:
ALCON RESEARCH, LLC, as Administrative Agent and Collateral Agent

By: /s/ Thomas R. Hudnall
Name: Thomas R. Hudnall
Title: Asst. Secretary
LENDER:
ALCON RESEARCH, LLC , as the Lender

By: /s/ Thomas R. Hudnall
Name: Thomas R. Hudnall
Title: Asst. Secretary

Signature Page to Limited Waiver under and Amendment to Credit and Guaranty Agreement

EXHIBIT A
Specified Events
1.The Default and Event of Default under Section 8.1(c) of the Existing Credit Agreement as a result of the Credit Parties’ failure to comply with the requirements set forth in Section 5.1(i) of the Existing Credit Agreement with respect to delivery of the Financial Plan (as further described therein) for the Fiscal Year ending May 25, 2025, within the time period set forth in Section 5.1(i) of the Existing Credit Agreement.
2.The Event of Default under Section 8.1(c) of the Existing Credit Agreement as a result of the Credit Parties’ failure to comply with the requirements set forth in Section 5.1(f) with respect to providing notice of the occurrence of the Defaults and Events of Default described in #1 above and #3 below.
3.The Events of Default under Section 8.1(b) of the Existing Credit Agreement as a result of the Events of Default (as defined in the ABL Credit Agreement (as defined in the Existing Credit Agreement)) that occurred under the ABL Credit Agreement (as defined in the Existing Credit Agreement) with respect to the Events of Default described in #1 and #2 above.